SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)
           Proxy Statement Pursuant to Section 14(A) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               ATLAS MINERALS INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11:

     (1)  Title of each class of securities to which transaction applies:

          ___________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          ___________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ___________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          ___________________________________________

     (5)  Total fee paid:

          ___________________________________________


[ ] Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, schedule or registration statement no.:

      (3) Filing party:

      (4) Date filed:

                               ATLAS MINERALS INC.
                                    SUITE 205
                            10920 WEST ALAMEDA AVENUE
                            LAKEWOOD, COLORADO 80226


Dear Shareholder:



We cordially invite you to attend the 2003 Annual Meeting of Shareholders of Atlas Minerals Inc. being held at the offices of Jackson Kelly, PLLC, Suite 2150, 1099 - 18th Street, Denver, Colorado, on Tuesday, April 29, 2003, beginning at 10:00 a.m. local time (the "Meeting"). The Secretary's Notice of Meeting and the accompanying Proxy Statement describe the business of this annual meeting of shareholders. The Annual Report of the Company is enclosed in this mailing to you.

Your Board of Directors and Management look forward to greeting personally those shareholders able to attend.

At the Meeting, shareholders will be asked to (i) elect five directors, (ii) ratify the selection of Horwath Gelfond Hochstadt Pangburn, P.C. as independent certified public accountants, and (iii) transact such other business as may properly come before the meeting.

Your Board of Directors recommends a vote FOR the election of the persons nominated to serve as directors and FOR the ratification of the selection of Horwath Gelfond Hochstadt Pangburn P.C. as the Company's independent auditors for the fiscal year ended December 31, 2003.

Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the meeting.

Your interest and participation in the affairs of the Company are most appreciated.


Sincerely,


/s/ H.R. (Roy) Shipes


H.R. (Roy) Shipes
Chief Executive Officer and Corporate Secretary

March 26, 2003

                               ATLAS MINERALS INC.
                                    SUITE 205
                            10920 WEST ALAMEDA AVENUE
                            LAKEWOOD, COLORADO 80226



       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 29, 2003


The 2003 annual meeting of shareholders of Atlas Minerals Inc. will be held at the offices of Jackson Kelly, PLLC, at Suite 2150, 1099 - 18th Street, Denver, Colorado, on Tuesday, April 29, 2003, beginning at 10:00 a.m. local time (the "Meeting"). At the Meeting, the holders of our outstanding Common Stock will act on the following matters:

     (1) Election of five Directors to hold office until the 2004 Annual Meeting of Shareholders and until their successors shall be elected and shall qualify;
     (2)  Ratification of the appointment of our independent auditors for 2003;
          and
     (3)  Any other matters that properly come before the Meeting.

All holders of record of shares of Atlas Minerals Inc. Common Stock at the close of business on March 26, 2003 are entitled to vote at the Meeting or adjournments of the Meeting.

A complete list of such shareholders will be available at the corporate offices of the Company for ten (10) days before the Meeting.

All shareholders are cordially invited to attend the Meeting in person. Regardless of whether you plan to attend the Meeting, please sign and date the enclosed Proxy and return it promptly in the accompanying envelope, postage for which has been provided if mailed in the United States. The prompt return of proxies will ensure a quorum and save the Company the expense of further solicitation. Any shareholder returning the enclosed Proxy may revoke it prior to its exercise by voting in person at the Meeting or by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date.


By order of the Board of Directors


/s/ H.R. (Roy) Shipes


H.R. (Roy) Shipes
Chief Executive Officer and Corporate Secretary

March 26, 2003

                               ATLAS MINERALS INC.
                                    SUITE 205
                            10920 WEST ALAMEDA AVENUE
                            LAKEWOOD, COLORADO 80226

                         ANNUAL MEETING OF SHAREHOLDERS
          TO BE HELD ON TUESDAY, APRIL 29, 2003 AT 10:00 A.M. (MDT) AT
             Suite 2150, 1099 - 18th Street, Denver, Colorado 80202

                                 PROXY STATEMENT

                                  INTRODUCTION

This Proxy Statement is being furnished by Atlas Minerals Inc., a Colorado corporation ("the Company"), to its shareholders in connection with the solicitation of proxies to be voted at the annual meeting of shareholders to be held on April 29, 2003 and at any adjournments thereof (the "Meeting").

This Proxy Statement is being mailed or given by the Company to all shareholders entitled to vote at the Meeting on or about April 4, 2003, together with the Proxy and the Annual Report of the Company, including the audited financial statements for the fiscal year ended December 31, 2002, as contained in the Form 10-KSB as filed with the Securities and Exchange Commission.

The principal executive offices of the Company are located at 10920 West Alameda Avenue, Suite 205, Lakewood, Colorado 80226 (telephone: 303-292-1299).

                                VOTING SECURITIES

The only class of voting securities of the Company is its Common Stock. On March 26, 2003, the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, 5,915,103 shares of Common Stock (par value $0.01) of the Company were outstanding. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the Meeting

Shareholders have one vote for each share of the Company's Common Stock registered in their names. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of the Company's Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the conduct of business. The Company is incorporated in Colorado, and is not required by Colorado corporation law or its Articles of Incorporation to permit cumulative voting in the election of directors. Accordingly abstentions or broker non-votes will have no impact on the election. In all other matters, action is approved if the votes cast in favor exceed the votes cast in opposition, and therefore abstentions and broker non-votes will not be the equivalent of negative votes.

                             REVOCABILITY OF PROXIES

When the enclosed Proxy is properly executed and returned, the shares it represents will be voted at the Meeting in accordance with any directions noted thereon, and if no directions are indicated, the shares it represents will be voted in favor of the proposals set forth in the notice attached hereto. Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke it any time before its exercise. You have the right to cancel or change your proxy once you have returned it to the Company by doing the following at any time prior to the Meeting: (i) you can deliver a written notice of cancellation of your proxy to the principal executive office of the Company; or (ii) you can fill out and mail another proxy card with a later date to the Company; or (iii) you can attend the Meeting and vote in person.

                             SOLICITATION OF PROXIES

All expenses in connection with solicitation of proxies will be borne by the Company. The Company will pay brokers, nominees, fiduciaries, or other custodians their reasonable expenses for sending proxy material to, and obtaining instructions from, persons for whom they hold stock of the Company. The Company expects to solicit proxies by mail, but directors, officers, and other employees of the Company may also solicit in person, by telephone, by telegraph or by mail. They will not, however, receive additional compensation for soliciting shareholder proxies. Except as described above, the Company does not intend to solicit proxies other than by mail. The Company has engaged the services of Allen Nelson & Co. ("Nelson & Co.") of P.O. Box 16157, Seattle, Washington, U.S.A. 98116, as agents to solicit proxies on behalf of management of the Company. Nelson & Co. will be paid a fee by the Corporation of approximately US$900 for its services.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table contains information concerning the only persons believed by us to own more than 5% of the Company's Common Stock and (i) each director of the Company, (ii) the Company's executive officers, and (iii) all directors and executive officers as a group. No officer or director owned any stock in any subsidiary of the Company as of March 26, 2003.

--------------------------------------------------------------------- --------------------------- ------------------
                                                                         Amount and Nature of     Percent of Class
Name and Address of Beneficial Owner                                     Beneficial Ownership
--------------------------------------------------------------------- --------------------------- ------------------
H.R. (Roy) Shipes, Chairman, CEO, Secretary and Director (1)                    1,196,686 (4)(5)       19.73%
8040 South Kolb Road
Tucson, AZ  85706
--------------------------------------------------------------------- --------------------------- ------------------
GDLF, LLC (2)                                                                     959,981              16.22%
5397 E. Mineral Circle
Centennial, CO 80122
--------------------------------------------------------------------- --------------------------- ------------------
Vincent J. Catalano                                                               780,659              13.19%
2030 W Clybourn Street
Milwaukee, WI  53233
--------------------------------------------------------------------- --------------------------- ------------------
Gerald E. Davis, President, CFO, and Director (1)                                 463,304 (4)(5)        7.64%
10920 West Alameda Avenue, Suite 205
Lakewood, CO  80226
--------------------------------------------------------------------- --------------------------- ------------------
Pension Benefit Guaranty Corporation (3)                                          461,826               7.80%
1200 K. Street N.W., Suite 870
Washington, D.C. 20005
--------------------------------------------------------------------- --------------------------- ------------------
Robert L. Miller, Director (1)                                                    100,000 (4)           1.65%
520 Lake Cook Road, Suite 380
Deerfield, IL  60015
--------------------------------------------------------------------- --------------------------- ------------------


                                       6


--------------------------------------------------------------------- --------------------------- ------------------
                                                                         Amount and Nature of     Percent of Class
Name and Address of Beneficial Owner                                     Beneficial Ownership
--------------------------------------------------------------------- --------------------------- ------------------
David A. Groshoff , Director (1)(6)                                               100,000 (4)           1.65%
8044 Montgomery Road, Suite 480
Cincinnati, OH  45236
--------------------------------------------------------------------- --------------------------- ------------------
Douglas R. Cook, Director (1)                                                     125,595 (4)           2.07%
2485 Greensboro Drive
Reno, NV  89509
--------------------------------------------------------------------- --------------------------- ------------------
All current directors and executive officers as a group (5 persons)             1,985,585              30.48%
--------------------------------------------------------------------- --------------------------- ------------------

(1) Nominee as Director and includes shares which the listed shareholder has the right to acquire, from options, within 60 days after March 26, 2003, as follows: H.R. Shipes, 150,000; Gerald E. Davis, 150,000; Robert Miller,
     100,000; David A. Groshoff, 100,000; and Douglas R Cook, 100,000, for a total of 600,000 shares.
(2) GDLF, LLC, a private investment company, beneficially owns and has sole voting and dispositive power over these shares of Common Stock.
(3) Pacholder Associates, Inc. beneficially owns and has sole voting and dispositive power over these shares of Common Stock as agent for Pension
     Benefit Guaranty Corporation, which in turn serves as trustee for the Atlas
     Corporation Pension Plan.
(4) Includes 100,000 stock options granted on September 7, 2001, pursuant to the Company's Stock Option Plan (the "Plan"). The stock options are exercisable at $0.12 per share expiring on or before September 6, 2011.
(5) Includes 50,000 stock options granted on November 1, 2001 pursuant to the Company's Plan. The stock options are exercisable at $0.09 per share expiring on or before October 31, 2011.

(6)  Mr. Groshoff is Senior Vice President and Assistant General Counsel of
     Pacholder Associates, Inc.



                                CHANGE IN CONTROL

There is no arrangement known to the Company, the operation of which may at a subsequent date result in a change of control of the Company.

                                   PROPOSAL 1:
                      NOMINATION AND ELECTION OF DIRECTORS

Five Directors are to be elected to hold office until the next annual meeting of shareholders and until his or her successor is elected and has qualified or until his or her death, resignation or removal. Listed below are the five current directors, all of whom were elected as directors at the last annual meeting of shareholders held on May 16, 2002, all of whom have been selected by the Board of Directors for nomination for re-election and all of whom have agreed to be named in this Proxy Statement and to stand for election as a director. There are no family relationships among directors or executive officers.

The following table sets forth certain information regarding the Company's directors and nominees for election as at March 26, 2003:

----------------------- ------ ---------------- ------------------ --------------------------------------------------
                                 Director of
Name and Position                the Company      Position and       Principal Occupation, Past 5 Years' Business
                         Age        Since         Offices Held          Experience and Other Directorships Held
----------------------- ------ ---------------- ------------------ --------------------------------------------------
H.R. (Roy) Shipes        60     Sept. 7, 2001   Chairman, Chief    President and CEO of: Western States
Director                                        Executive          Engineering, Inc. since January 1996, Western
                                                Officer and        Gold Resources, Inc. since January 1998; and
                                                Corporate          American International Trading Company, Inc.
                                                Secretary (1)      since May 1998



                                       7


----------------------- ------ ---------------- ------------------ --------------------------------------------------
                                 Director of
Name and Position                the Company      Position and       Principal Occupation, Past 5 Years' Business
                         Age        Since         Offices Held         Experience and Other Directorships Held
----------------------- ------ ---------------- ------------------ --------------------------------------------------
Gerald E. Davis          53     Sept. 7, 2001   President and      Chief Financial Officer and previously other
Director                                        Chief Financial    management positions with Archangel Diamond
                                                Officer(2)         Corporation, a reporting company, from May
                                                                   1997 to December 2002; and since May 2000, a
                                                                   Director of International Green Ice Inc., a
                                                                   reporting company.
----------------------- ------ ---------------- ------------------ --------------------------------------------------
Douglas R. Cook          77     July 21,1988                       President of Cook Ventures, Inc., a geological
Director                                                           consulting firm; Chairman of the Board of Atlas
                                                                   Corp. (now Atlas Minerals Inc.) from November 1,
                                                                   1996 to September 18, 1998; Director, Parker
                                                                   Mining Corporation since March 2001; Chairman,
                                                                   Millenium Gold Corporation since February 2003;
                                                                   Director, Pegasus Mining Corporation from April
                                                                   1991 to January 1999.  Director, Archangel
                                                                   Diamond Corporation, a reporting company,
                                                                   December 1996 to July 1998.
----------------------- ------ ---------------- ------------------ --------------------------------------------------
Robert L. Miller         46     Sept. 7, 2001                      Vice President and Chief Administrative Officer,
Director                                                           since April 2001, of Lindner Asset Management,
                                                                   Inc.; Investment Advisor to Lindner Funds; Vice
                                                                   President, Franklin Enterprises, Inc., private
                                                                   investment management, since 1987.
----------------------- ------ ---------------- ------------------ --------------------------------------------------
David A. Groshoff        31     Sept. 7, 2001                      Senior Vice President, Assistant General Counsel
Director                                                           and Compliance Officer, and previously held
                                                                   other positions with Pacholder Associates, Inc.
                                                                   (3), since September 1997; and since October
                                                                   1999 he has been a Director of Allis Chalmers.
----------------------- ------ ---------------- ------------------ --------------------------------------------------

(1) From September 7, 2001 to March 10, 2002, Mr. Shipes served as the Chief Executive Officer of the Company.
(2) From September 7, 2001, to March 10, 2002, Mr. Davis served as Chairman, Principal Financial Officer and Secretary of the Company.
(3) Pacholder Associates, Inc. beneficially owns and has sole voting and dispositive power over 461,826 shares of Common Stock in the Company as agent for Pension Benefit Guaranty Corporation, which in turn serves as trustee for the Atlas Corporation Pension Plan.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE ABOVE LISTED NOMINEES FOR ELECTION AS DIRECTORS.


                          BOARD COMMITTEES AND MEETINGS

The Company has a standing Audit Committee and a standing Compensation Committee, for which the Board of Directors appoints all members. The Board members on each of the Audit Committee and the Compensation Committee are Messrs. Cook, Groshoff and Miller. During the fiscal year ended December 31, 2002, an committee of independent directors, being Messrs. Cook, Groshoff and Miller, was set up to provide oversight regarding a proposed merger between Western Gold Resources, Inc. (WGR) and the Company as well as to coordinate the due diligence review of WGR's primary asset, the Estrades mining property located in Quebec.

                             COMPENSATION COMMITTEE

The principal functions of the Compensation Committee are to establish and review the Company's compensation policies and to recommend compensation for senior officers. It is the policy of the Committee to monitor the goals of the Company's executive officers as they continue to strive to improve corporate performance and increase shareholder value. It is the Committee's goal that executive compensation be linked to competitive conditions and to expected contributions to improvements in the Company's performance and share price. The Committee believes that this policy will contribute to the maximization of the possibilities for enhanced shareholder value by assisting the Company in attracting, retaining and motivating executive officers and employees who will contribute to the growth and success of the Company.

The principal components of the compensation program are basic salary and, in appropriate cases, cash bonus based on achievement of specified performance goals. The Committee reviews each executive officer's salary periodically. In considering salary, the Committee has considered the executive officer's level of responsibility and accountability, prior experience and comparisons with comparable businesses.

                                 AUDIT COMMITTEE

The role of the Audit Committee, which is composed of Robert Miller (Chair), Douglas R. Cook and David A. Groshoff, is to assist the Board of Directors in fulfilling its oversight responsibilities for Management's conduct of the Company's financial reporting processes, recommend the selection of the Company's independent auditors, review with the independent auditors the scope and anticipated cost of their audit, and receive and consider a report from the independent auditors concerning their conduct of the audit.

The Board has determined that all members of the Audit Committee are "independent," as required by Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers.

                             AUDIT COMMITTEE REPORT

The Audit Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company's independent auditors.

In March 2002, the Audit Committee adopted a written charter, defining its role, membership, meetings and responsibilities.

Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles, and internal controls designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Committee's responsibility is to monitor and oversee these processes.

In performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also met with and discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect.

Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Discussions with Audit Committees, as currently in effect, and has discussed with the independent auditors their independence from the Company and its management, and has considered whether the provision of non-audit services to the Company by the independent auditors is compatible with maintaining the auditors' independence, and concluded that it is compatible.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not employed by the Company for accounting, financial management or internal control purposes, and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that Management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

Based upon the reports and discussions described above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB for the year ended December 31, 2002 filed with the Securities and Exchange Commission.
                           Submitted by:      Robert Miller
                                              Douglas R. Cook
                                              David A. Groshoff
                                              constituting the Audit Committee

                               MEETING ATTENDANCE

During the fiscal year ended December 31, 2002, the Board of Directors held eight meetings, the Audit Committee held three meetings; the Compensation Committee held two meetings and two independent committee meetings were held. Until the last annual meeting of shareholders held May 16, 2002, the Board consisted of five members. Each director attended more than 75% of the aggregate of the meetings of the Board of Directors and committees on which he served.

            COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT

Under Section 16 of the Securities Exchange Act 1934, the Company's directors and executive officers and persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of Common Stock and subsequent changes to that ownership to the Securities and Exchange Commission by specified due dates. Based solely on a review of copies of such forms, or written representations of such persons, to the Company's knowledge all of these filing requirements were satisfied, with the exception of Pacholder Associates, Inc., agent for Pension Benefit Guaranty Corporation, and Mr. Vincent Catalano, each of whom failed to file, in a timely manner, various Form 4s. Both have now made all of the required filings.

                             EXECUTIVE COMPENSATION

The following table sets forth all compensation paid by the Company, for the years ended December 31, 2002, 2001 and 2000 to the Company's Named Executive Officers. No executive officer received cash compensation in excess of $100,000 during 2002.

----------------------------------- -------------------- ------------------ --------------------- -------------------
                                                                                                      Securities
                                                                                Other Annual          Underlying
Name and Principal Position         Year Ended                Salary            Compensation         Options/SARs
                                                                ($)                 ($)                   #
----------------------------------- -------------------- ------------------ --------------------- -------------------
H.R. (Roy) Shipes (1) Chairman,     Dec 31, 2002             61,000                 Nil                 150,000 (4)
Chief Executive Officer and         Dec 31, 2001              7,500                 Nil
Secretary                           Dec 31, 2000                Nil                 Nil
----------------------------------- -------------------- ------------------ --------------------- -------------------
Gerald E. Davis (2)                 Dec 31, 2002             90,000                 Nil                 150,000 (4)
President and Chief Financial       Dec 31, 2001             18,750                 Nil
Officer                             Dec 31, 2000                Nil                 Nil
----------------------------------- -------------------- ------------------ --------------------- -------------------
Gregg B. Shafter (3)                Dec 31, 2002                Nil                 Nil                     Nil
President                           Dec 31, 2001                Nil                 Nil
                                    Dec 31, 2000             19,307                 Nil
----------------------------------- -------------------- ------------------ --------------------- -------------------

(1)   Mr. Shipes was appointed by the Company as Chairman, Chief Executive
      Officer, and Secretary on March 11, 2002 after having previously been appointed Chief Executive Officer on September 7, 2001.
(2)   Mr. Davis was appointed by the Company as President and Chief Financial
      Officer on March 11, 2002 after having previously been appointed Chairman, Principal Financial Officer and Secretary on September 7, 2001.
(3)  Mr. Shafter resigned as President and a Director of the Company on February
     10, 2000.
(4) For each of Messrs. Shipes and Davis, this total includes 100,000 stock options granted on September 7, 2001, exercisable at $0.12 per share expiring on or before September 6, 2011; and 50,000 stock options granted
     November 1, 2001 at $0.09 per share expiring on or before October 31, 2011, pursuant to the Atlas Minerals Inc. 2001Stock Option Plan (the "Plan").

The Company did not reprice downward any outstanding stock options held by the Named Executive Officers during the fiscal year ended December 31, 2002.

Securities authorized for issuance under equity compensation plans as at the fiscal year ended December 31, 2002 are as follows:

              AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY
             COMPLETED FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The Named Executive Officers did not exercise any options during the most recently completed fiscal year ended December 31, 2002.

--------------------------------- ------------ ------------- ------------------- -------------------------
                                                                                   Value of Unexercised
                                                                Unexercised            in-the-Money
                                  Securities                  Options/SARs at     Options/SARs at FY-End
                                   Acquired     Aggregate          FY-End              Exercisable/
                                  on Exercise     Value         Exercisable/          Unexercisable
Name                                  (#)        Realized      Unexercisable               ($)
                                                   ($)              (#)
--------------------------------- ------------ ------------- ------------------- -------------------------
H.R. Shipes                                0            0          150,000/0             7,500 (1)/0
Chairman, CEO and Secretary
--------------------------------- ------------ ------------- ------------------- -------------------------
Gerald E. Davis                            0            0          150,000/0             7,500 (1)/0
President and CFO
--------------------------------- ------------ ------------- ------------------- -------------------------
(1)  Value based on the difference between the exercise price of $0.12 as to
     100,000 options and $0.09 as to 50,000 options and the closing price of the underlying stock as at the year ended December 31, 2002, of $0.16.


                                          STOCK OPTION PLAN INFORMATION

----------------------------- -------------------------- ------------------------------- ---------------------------
                                                                                            Number of securities
                                                                                          remaining available for
                               Number of securities to     Weighted-average exercise       future issuance under
                               be issued upon exercise   price of outstanding options,   equity compensation plans
                               of outstanding options,        warrants and rights          (excluding securities
                                 warrants and rights                                      reflected in column (a))
----------------------------- -------------------------- ------------------------------- ---------------------------
                                         (a)                          (b)                           (c)
----------------------------- -------------------------- ------------------------------- ---------------------------
Equity compensation plans               725,000 (1)                  $0.115                         275,000
approved by security holders
----------------------------- -------------------------- ------------------------------- ---------------------------
Equity compensation plans                  None                       N/A                               N/A
not approved by security
holders
----------------------------- -------------------------- ------------------------------- ---------------------------
           Total                        725,000                      $0.115                         275,000
----------------------------- -------------------------- ------------------------------- ---------------------------

(1) On September 7, 2001, the Board of Directors of the Company authorized the approval of the Atlas Minerals Inc., 2001 Stock Option Plan covering
     900,000 shares of Common Stock (the "Plan"). Under the provisions of the Plan, on September 7, 2001, the Board of Directors granted 500,000 options exercisable at a price of $0.12 per share at any time on or before September 6, 2011. Of these options, 300,000 were granted to members of the Board and 200,000 to Named Executive Officers. On October 31, 2001 the
     Board of Directors granted an additional 100,000 options, in aggregate, exercisable at a price of $0.09 per share at any time on or before October
     31, 2011 to the Named Executive Officers. On August 9, 2002, the Board of
     Directors granted 125,000 options, in aggregate, exercisable at a price of $0.21 per share at any time on or before August 9, 2007, to employees. The
     Plan was ratified by the shareholders of the Company at the annual general meeting held May 16, 2002.


                            COMPENSATION OF DIRECTORS

Effective September 7, 2001, Directors are entitled to receive $1,000 for each meeting, with a cap on such compensation at $5,000 per year, plus $500 for each committee meeting. Of the $25,000 owing to Directors for Board meeting attendance during the fiscal year ended December 31, 2002, $22,000 was paid and the balance was accrued as was $4,500 owing to members of the Audit Committee, $3,000 owing to the members of the Compensation Committee and $3,000 owing to the members of the Independent Committee.

The Board of Directors of the Company has awarded stock options to acquire Common Stock of the Company to its Directors in recognition of services (see "Security Ownership of Certain Beneficial Owners and Management"). The Company did not reprice downward any stock options held by any of its Directors during the fiscal year ended December 31, 2002.

No consulting contracts have been entered into in consideration of any Director's service on the Board. There are no employment contracts, termination of employment agreements, or change-in-control arrangements with any Director.

                                   PROPOSAL 2:

                              SELECTION OF AUDITORS

Horwath Gelfond Hochstadt Pangburn, P.C. has acted as the Company's independent auditors for the fiscal year ended December 31, 2002, and representatives of that firm are expected to be present at the Meeting and they will be afforded an opportunity to make a statement if they wish to do so, and to respond to appropriate questions. During the year ended December 31, 2002, Horwath Gelfond Hochstadt Pangburn, P.C. rendered no services other than financial statement audit and review services.

It is expected that such firm will be engaged to render the same services to the Company with respect to the current year. Fees incurred for Horwath Gelfond Hochstadt Pangburn, P.C. for audit and review services rendered with respect to the fiscal year ended December 31, 2002 were $27,440, together with reimbursable expenses of $0.

Although shareholder approval of the appointment of Horwath Gelfond Hochstadt Pangburn, P.C. as the Company's auditors is not required, the Board of Directors requests approval by the shareholders. In the event the appointment should not be approved by the shareholders, the Board of Directors will make another appointment to be effective at the earliest possible time.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF HORWATH GELFOND HOCHSTADT PANGBURN, P.C. AS THE COMPANY'S INDEPENDENT AUDITORS.

                                 OTHER BUSINESS

Management of the Company knows of no matters other than the foregoing to be brought before the Meeting. However, the enclosed proxy gives discretionary authority in the event any additional matters should be presented.

                SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Proposals of Shareholders intended to be presented at the Company's annual meeting of shareholders to be held in 2004 must be received by the Secretary of the Company by December 31, 2003 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                  ANNUAL REPORT

The Company's Annual Report on Form 10-KSB, including financial statements for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission, is being mailed concurrently herewith. The Annual Report on Form 10-KSB is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. Any shareholder who does not receive a copy of such Annual Report on Form 10-KSB may obtain one by writing to the principal executive office of the Company.

                                 CODE OF ETHICS

The Company's Code of Ethics was adopted by the Board of Directors in March 2003. A copy of the Code may be obtained by writing to the principal executive office of the Company.

                       POLICY ON FOREIGN CORRUPT PRACTICE

The Board of Directors adopted, in March 2003, a policy for operating in foreign countries, to align with the Foreign Corrupt Practices Act. A copy of the policy may be obtained by writing to the principal office of the Company.

                      COPY OF MATERIALS FILED WITH THE SEC

We file annual, quarterly and period reports, proxy statements and other information with the Securities and Exchange Commission ("SEC") using the SEC's EDGAR system. You can find our SEC filings on the SEC's web site, www.sec.gov. You may read and copy any materials that we file with the SEC at its Public Reference Room at 450 5th Street, NW, Washington, D.C. 20549. Our Common Stock is traded on the OTC Pink Sheets under the symbol "ATMR."

By Order of the Board of Directors

/s/ H.R. (Roy) Shipes

H.R. (Roy) Shipes
Corporate Secretary

Lakewood, Colorado
March 26, 2003

------------------------------------------------------------------------------

                                      PROXY

------------------------------------------------------------------------------

                               ATLAS MINERALS INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 29, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         KNOW ALL PERSONS BY THESE PRESENTS: That the undersigned shareholder of Atlas Minerals Inc. (the "Company") hereby constitutes and appoints Gerald E. Davis and H. R. (Roy) Shipes, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of the Common Stock of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the offices of Jackson Kelly, PLLC, Suite 2150, 1099 - 18th Street, Denver, Colorado, at 10:00 a.m. Mountain Daylight Time, and at any adjournment or adjournments thereof.

     1. To elect the following five (5) directors to serve until the next Annual Meeting of Shareholders and until their successors have been elected and qualified: H. R. (Roy) Shipes, Gerald E. Davis, Douglas R. Cook, Robert L. Miller and David A. Groshoff. (Each shareholder entitled to vote at the meeting has the right to vote the number of shares held by him or her for each of the five (5) director nominees. Election of the director nominees requires the affirmative vote of a majority of the votes cast at the Annual Meeting.)

                                                   For             Against

                  H. R. (Roy) Shipes           ____________     _____________

                  Gerald E. Davis              ____________     _____________

                  Douglas R. Cook              ____________     _____________

                  Robert L. Miller             ____________     _____________

                  David A. Groshoff            ____________     _____________


     2. To ratify the election of Horwath Gelfond Hochstadt Pangburn P.C. as auditors for the Company for the fiscal year ending December 31, 2003.

                  For  _______                         Against  ______

     3. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO PROPOSALS ONE AND TWO. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED HEREBY WILL BE VOTED FOR PROPOSALS ONE AND TWO. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY ON ANY OTHER BUSINESS.

         Please mark, date and sign your name and return the Proxy in the enclosed envelope as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If stock is held jointly, each joint owner must sign.

Date:  ____________________, 2003


                                       ------------------------------------
                                       Signature(s)


                                       -------------------------------------
                                       Print Name


                                       ------------------------------------
                                       Street Address


                                       ------------------------------------
                                       City, State and Zip Code


                                       ------------------------------------
                                       Number of shares of Common Stock

Please check if you intend to be present at the meeting: _________